CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION 5/18/2005

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 24.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,378
Total Outstanding Loan Balance	$1,138,494,069*	Min	Max
Average Loan Current Balance	$154,309	$6,247	$753,756
Weighted Average Original LTV	81.4%**
Weighted Average Coupon	7.11%	4.79%	13.75%
Arm Weighted Average Coupon	6.97%
Fixed Weighted Average Coupon	7.96%
Weighted Average Margin	6.21%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.9%
% Fixed	14.1%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,150,000,000]

**

Note, for second liens, CLTV is employed in this calculation.

HEAT 2005-4
CLASS B-3
Triggers Functional
To Maturity	525
12 Mos Lag
100% PPC
Priced at 92.2354%

Table 1 - Class B-3

40% Severity
Yield	NA	9.7%	11.7%
Discount Margin	NA	525	525
Wtd Ave Life	NA	4.1	4.2
Total Coll Losses to Maturity	NA	5.5%	4.7%
DM-Break CDR	NA	5.6%	4.7%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.1	6.4	4.4
Total Coll Losses to Maturity	7.4%	7.1%	4.9%
B/E CDR	7.8%	7.5%	4.9%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	NA	9.7%	11.7%
Discount Margin	NA	526	526
Wtd Ave Life	NA	4.1	4.3
Total Coll Losses to Maturity	NA	5.4%	4.7%
DM-Break CDR	NA	4.3%	3.7%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	6.9	6.6	4.4
Total Coll Losses to Maturity	7.5%	7.3%	5.0%
B/E CDR	6.2%	6.0%	3.9%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	NA	9.7%	11.8%
Discount Margin	NA	527	527
Wtd Ave Life	NA	4.1	4.2
Total Coll Losses to Maturity	NA	5.4%	4.7%
DM-Break CDR	NA	3.5%	3.0%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	9.9	6.9	4.5
Total Coll Losses to Maturity	7.7%	7.5%	5.1%
B/E CDR	5.2%	5.0%	3.3%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS B-3
Triggers Functional
To Maturity	525
12 Mos Lag
100% PPC
Priced at 92.2354%

Table 1 - Class B-3

40% Severity
Yield	NA	9.7%	11.8%
Discount Margin	NA	526	528
Wtd Ave Life	NA	4.1	4.2
Total Coll Losses to Maturity	NA	5.6%	3.8%
DM-Break CDR	NA	5.7%	3.7%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.1	6.4	4.4
Total Coll Losses to Maturity	7.4%	7.1%	4.1%
B/E CDR	7.8%	7.5%	4.0%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	NA	9.7%	11.7%
Discount Margin	NA	525	525
Wtd Ave Life	NA	4.1	4.3
Total Coll Losses to Maturity	NA	5.5%	4.0%
DM-Break CDR	NA	4.4%	3.1%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.2	7.0	4.4
Total Coll Losses to Maturity	6.8%	6.4%	3.3%
B/E CDR	5.5%	5.2%	4.2%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	NA	9.7%	11.7%
Discount Margin	NA	526	526
Wtd Ave Life	NA	4.1	4.2
Total Coll Losses to Maturity	NA	5.5%	4.1%
DM-Break CDR	NA	3.6%	2.6%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.6	6.2	4.4
Total Coll Losses to Maturity	7.0%	6.6%	4.4%
B/E CDR	4.7%	4.4%	2.8%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS B-3
Triggers Functional
To Maturity	525
12 Mos Lag
50% Severity
Priced at 92.2354%

Table 1 - Class B-3

200% PPC
Yield	7.7%	9.8%	11.8%
Discount Margin	530	535	528.0%
Wtd Ave Life	4.5	4.2	4.0%
Total Coll Losses to Maturity	2.4%	2.3%	1.0%
DM-Break CDR	4.0%	3.9%	1.7%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.5	4.5	4.6
Total Coll Losses to Maturity	2.4%	2.4%	1.3%
B/E CDR	4.0%	4.0%	2.2%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	NA	9.7%	11.7%
Discount Margin	NA	526	526
Wtd Ave Life	NA	4.1	4.3
Total Coll Losses to Maturity	NA	5.4%	4.7%
DM-Break CDR	NA	4.3%	3.7%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	6.9	6.6	4.4
Total Coll Losses to Maturity	7.5%	7.3%	5.0%
B/E CDR	6.2%	6.0%	3.9%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	NA	NA	NA
Discount Margin	NA	NA	NA
Wtd Ave Life	NA	NA	NA
Total Coll Losses to Maturity	NA	NA	NA
DM-Break CDR	NA	NA	NA
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	18.4	17.2	11.7
Total Coll Losses to Maturity	15.3%	14.5%	9.6%
B/E CDR	7.7%	7.1%	4.2%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS B-3
Triggers Functional
To Maturity	525
12 Mos Lag
50% Severity
Priced at 92.2354%

Table 1 - Class B-3

200% PPC
Yield	7.8%	9.7%	11.8%
Discount Margin	538	526	528.0%
Wtd Ave Life	4.3	4.3	4.0%
Total Coll Losses to Maturity	2.0%	0.8%	0.8%
DM-Break CDR	3.4%	1.4%	1.3%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.7	4.3	4.7
Total Coll Losses to Maturity	2.1%	2.0%	1.1%
B/E CDR	3.5%	3.4%	1.8%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	NA	9.7%	11.7%
Discount Margin	NA	525	525
Wtd Ave Life	NA	4.1	4.3
Total Coll Losses to Maturity	NA	5.5%	4.0%
DM-Break CDR	NA	4.4%	3.1%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	7.2	7.0	4.4
Total Coll Losses to Maturity	6.8%	6.4%	3.3%
B/E CDR	5.5%	5.2%	4.2%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	NA	NA	NA
Discount Margin	NA	NA	NA
Wtd Ave Life	NA	NA	NA
Total Coll Losses to Maturity	NA	NA	NA
DM-Break CDR	NA	NA	NA
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	17.6	18.3	10.1
Total Coll Losses to Maturity	13.7%	12.8%	8.2%
B/E CDR	6.6%	6.0%	3.5%
Loss on B-3	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4 ACA

1. Scheduled Balance

		total	%
	#	Scheduled	Scheduled
Scheduled Balance	Loans	Balance	Balance
<= 25,000	399	6,721,404	0.6
25,001 - 50,000	526	19,186,280	1.7
50,001 - 75,000	741	47,125,123	4.1
75,001 - 100,000	863	75,749,217	6.7
100,001 - 150,000	1,865	230,528,754	20.2
150,001 - 200,000	1,156	200,059,373	17.6
200,001 - 250,000	675	150,721,665	13.2
250,001 - 300,000	420	114,760,028	10.1
300,001 - 350,000	262	84,886,574	7.5
350,001 - 400,000	199	74,819,754	6.6
400,001 - 450,000	111	47,199,172	4.1
450,001 - 500,000	79	37,845,156	3.3
500,001 - 550,000	35	18,448,166	1.6
550,001 - 600,000	17	9,716,391	0.9
600,001 - 650,000	9	5,647,988	0.5
650,001 - 700,000	5	3,343,370	0.3
700,001 - 750,000	14	10,229,898	0.9
750,001 - 800,000	2	1,505,756	0.1
Total:	7,378	1,138,494,069	100.0

2. DTI

		total	%
	#	Scheduled	Scheduled
DTI	Loans	Balance	Balance
<= 10	31	5,024,274	0.4
11 - 20	147	17,316,873	1.5
21 - 30	737	96,620,391	8.5
31 - 40	1,932	277,638,694	24.4
41 - 50	4,165	665,812,587	58.5
51 - 60	361	74,905,665	6.6
61 - 70	2	315,018	0.0
71 >=	3	860,567	0.1
Total:	7,378	1,138,494,069	100.0

3. Scheduled Balance Buckets

	#				%	%	%
Scheduled Balance Buckets	Loans	WAC	WA FICO	WA OLTV	OwnerOcc	CashOut	FullDoc
<= 600,000	7,348	7.11	631	81.5	95.3	44.5	60.9
600,001 - 650,000	9	6.87	647	81.3	100.0	33.4	44.7
650,001 - 700,000	5	6.64	654	76.8	100.0	39.9	60.1
700,001 - 750,000	14	7.13	634	79.5	92.7	79.1	35.4
750,001 - 800,000	2	6.77	613	69.8	100.0	100.0	49.9
Total:	7,378	7.11	631	81.4	95.3	44.8	60.5

4. Product

	WA		Total	Avg	%		WA
	IO	#	Scheduled	Scheduled	Of Total	WAC	OLTV*	WA
Product	Term	Loans	Balance	Balance	IO	%	%	FICO
2/28 ARM 24 Month IO	24	424	100,898,716	237,969	35.8	7.0	81.9	647
2/28 ARM 60 Month IO	60	664	152,785,481	230,099	54.2	6.5	80.8	662
3/27 ARM 36 Month IO	36	41	11,050,305	269,520	3.9	6.4	81.3	644
3/27 ARM 60 Month IO	60	58	10,747,961	185,310	3.8	6.3	79.2	667
5/25 ARM 60 Month IO	60	7	1,538,347	219,764	0.5	6.9	82.2	668
30 Year Fixed	1	1,408	139,844,846	99,322	49.6	7.7	84.0	633
15 Year Fixed	0	128	6,412,372	50,097	2.3	8.2	76.8	633
Other	0	4,648	715,216,041	153,876	253.8	7.2	81.1	621
Total:	11	7,378	1,138,494,069	154,309	404.1	7.1	81.4	631

4. Product (cont)

				WA	WA
	%	%	%	DTI	IO
Product	FullDoc	Purchase	OwnerOcc	%	Term
2/28 ARM 24 Month IO	62.7	76.5	98.6	42.5	24.0
2/28 ARM 60 Month IO	60.2	58.9	96.1	42.5	60.0
3/27 ARM 36 Month IO	93.3	53.9	93.7	40.8	36.0
3/27 ARM 60 Month IO	76.7	61.4	96.7	42.8	60.0
5/25 ARM 60 Month IO	65.3	31.8	100.0	45.1	60.0
30 Year Fixed	68.6	31.0	95.9	40.8	1.0
15 Year Fixed	75.2	23.3	94.3	36.9	0.0
Other	57.9	44.7	94.6	41.4	0.0
Total:	60.5	47.9	95.3	41.6	11.0

5. Product and Initial Periodic Cap

Product and Initial Periodic Cap	1-1.5%	1.5-2%	2-2.5%	2.5-3%	3-3.5%	3.5-4%	4-4.5%	4.5-5%	5-5.5%
2/28 ARM 24 Month IO	0.4	0.0	0.0	99.6	0.0	0.0	0.0	0.0	0.0
2/28 ARM 60 Month IO	14.0	0.0	0.0	85.8	0.0	0.0	0.0	0.0	0.0
2/28 ARM 120 Month IO	0.0	0.0	0.0	100.0	0.0	0.0	0.0	0.0	0.0
3/27 ARM 36 Month IO	41.9	0.0	0.0	58.1	0.0	0.0	0.0	0.0	0.0
3/27 ARM 60 Month IO	0.0	0.0	0.0	99.0	0.0	0.0	0.0	0.0	0.0
5/25 ARM 60 Month IO	23.7	0.0	0.0	35.5	0.0	0.0	0.0	40.9	0.0
30 Year Fixed	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
15 Year Fixed	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other	9.0	0.0	0.0	88.6	0.0	0.0	0.0	0.1	0.0
Total:	8.0	0.0	0.0	77.5	0.0	0.0	0.0	0.1	0.0

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION 5/17/2005

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 24.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,378
Total Outstanding Loan Balance	$1,138,494,069*	Min	Max
Average Loan Current Balance	$154,309	$6,247	$753,756
Weighted Average Original LTV	81.4%**
Weighted Average Coupon	7.11%	4.79%	13.75%
Arm Weighted Average Coupon	6.97%
Fixed Weighted Average Coupon	7.96%
Weighted Average Margin	6.21%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.9%
% Fixed	14.1%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,150,000,000.]

**

Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-

4

DERIVED INFORMATION   5/17/05

$76,475,000

Classes M-4 through M-7

Subordinate Bonds Offered

(Approximate)

$40,825,000

Classes B-1, through B-3

Subordinate Bonds Offered

(Approximate)

$1,150,000,050 Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Breakeven CDR Analysis

The below table displays the breakeven CDRs (i.e., the highest CDR where the referenced Class does not incur a writedown) and the collateral loss to maturity (shown as a percentage of the initial collateral balance) assuming:

•

100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR & Forward LIBOR + 200 basis points

•

60% Loss Severity

•

6-month lag from default to loss

•

Triggers Fail (No Stepdown)

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor Curve

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION  5/18/2005

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Second Lien

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  All of the mortgage loans provide for payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,001
Total Outstanding Loan Balance	$34,028,828*	Min	Max
Average Loan Current Balance	$33,995	$6,247	$187,354
Weighted Average Original LTV	98.6%**
Weighted Average Coupon	10.27%	8.19%	13.75%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.27%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	635
Weighted Average Age (Months)	2
% First Liens	00.0%
% Second Liens	100.0%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$34,385,000] of the total [$1,150,000,100] deal collateral will have a Silent Second.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
8.19 - 8.50	11	542,177	1.6	8.43	98.1	648
8.51 - 9.00	119	4,270,539	12.5	8.84	99.2	658
9.01 - 9.50	91	3,882,877	11.4	9.36	97.5	666
9.51 - 10.00	194	7,368,584	21.7	9.84	99.8	644
10.01 - 10.50	115	4,007,871	11.8	10.29	99.0	625
10.51 - 11.00	177	6,646,777	19.5	10.75	98.0	623
11.01 - 11.50	93	2,983,153	8.8	11.30	96.5	621
11.51 - 12.00	143	3,146,492	9.2	11.73	98.5	604
12.01 - 12.50	27	513,163	1.5	12.22	97.3	621
12.51 - 13.00	10	244,826	0.7	12.62	99.9	624
13.01 - 13.50	4	134,136	0.4	13.49	99.8	629
13.51 - 13.75	17	288,235	0.8	13.70	100.0	585
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
554 - 575	21	327,664	1.0	11.38	97.9	572
576 - 600	219	4,925,995	14.5	10.95	98.6	588
601 - 625	365	11,722,907	34.4	10.55	99.7	612
626 - 650	177	6,775,362	19.9	10.03	98.1	638
651 - 675	115	5,105,508	15.0	9.88	97.7	663
676 - 700	49	2,258,783	6.6	9.80	97.4	684
701 - 725	36	2,041,056	6.0	9.46	98.2	709
726 - 750	13	494,331	1.5	9.86	99.0	738
751 - 775	4	250,635	0.7	9.52	82.3	767
776 - 782	2	126,588	0.4	8.97	100.0	780
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,247 - 50,000	856	22,697,675	66.7	10.42	98.6	627
50,001 - 100,000	119	8,105,947	23.8	10.05	98.4	651
100,001 - 150,000	25	3,037,853	8.9	9.76	99.7	658
150,001 - 187,354	1	187,354	0.6	10.63	85.2	639
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
32.260 - 50.000	16	540,703	1.6	10.62	39.9	672
70.001 - 75.000	1	69,945	0.2	10.55	75.0	587
80.001 - 85.000	1	48,451	0.1	11.30	85.0	657
85.001 - 90.000	7	398,811	1.2	10.26	87.4	642
90.001 - 95.000	60	1,410,178	4.1	10.29	94.6	648
95.001 - 100.000	916	31,560,741	92.7	10.27	99.9	634
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0	505	14,525,498	42.7	10.51	97.3	630
1	3	132,769	0.4	10.21	94.5	658
2	267	9,831,975	28.9	10.30	99.8	638
3	225	9,468,863	27.8	9.89	99.3	641
5	1	69,723	0.2	10.88	100.0	660
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	810	24,382,117	71.7	10.30	99.2	623
Reduced	134	6,975,695	20.5	10.14	98.6	669
No Income/ No Asset	12	336,825	1.0	8.94	100.0	655
Stated Income / Stated Assets	45	2,334,192	6.9	10.55	91.1	665
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	977	33,634,794	98.8	10.26	98.6	635
Investor	24	394,035	1.2	11.49	95.0	686
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	74	5,799,355	17.0	9.95	98.4	649
Florida	82	2,678,377	7.9	10.53	99.9	632
Texas	108	2,590,132	7.6	10.63	97.5	626
Georgia	54	1,655,836	4.9	10.27	99.5	632
Tennessee	72	1,528,143	4.5	8.76	98.8	620
Illinois	45	1,395,001	4.1	10.84	96.2	635
Virginia	30	1,222,420	3.6	10.33	99.7	648
Colorado	33	1,208,967	3.6	10.18	99.9	624
Washington	29	1,137,365	3.3	10.11	99.8	637
Arizona	30	1,061,586	3.1	10.41	98.2	638
North Carolina	38	1,021,375	3.0	10.93	99.8	619
Nevada	20	944,313	2.8	10.29	95.0	655
Minnesota	23	892,932	2.6	9.97	91.6	651
Maryland	17	866,430	2.5	9.94	99.6	646
Massachusetts	14	864,433	2.5	9.97	99.7	661
Other	332	9,162,164	26.9	10.50	98.9	628
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	819	27,218,544	80.0	10.29	98.7	637
Refinance - Rate Term	22	765,745	2.3	10.34	99.4	639
Refinance - Cashout	160	6,044,540	17.8	10.17	97.7	630
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Rate	1,001	34,028,828	100.0	10.27	98.6	635
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	882	29,297,227	86.1	10.27	98.9	633
Condo	52	1,815,027	5.3	10.36	98.6	651
2-4 Family	29	1,603,350	4.7	10.18	97.2	664
PUD	38	1,313,224	3.9	10.35	91.2	626
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,001	34,028,828	100.0	10.27	98.6	635
Total:	1,001	34,028,828	100.0	10.27	98.6	635

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION  5/18/2005

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  All of the mortgage loans provide full payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	263
Total Outstanding Loan Balance	$40,243,033*	Min	Max
Average Loan Current Balance	$153,015	$22,025	$499,173
Weighted Average Original LTV	72.9%**
Weighted Average Coupon	8.39%	6.14%	13.75%
Arm Weighted Average Coupon	8.35%
Fixed Weighted Average Coupon	8.86%
Weighted Average Margin	7.35%	4.47%	10.79%
Weighted Average FICO (Non-Zero)	526
Weighted Average Age (Months)	4
% First Liens	100.0%
% Second Liens	0.0%
% Arms	90.5%
% Fixed	09.5%
% of Loans with Mortgage Insurance	0.9%

*

Approximately [$40,652,500] of total [$1,150,000,100] collateral will have a FICO less than or equal to 540.

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
6.14 - 6.50	3	588,495	1.5	6.40	62.7	536
6.51 - 7.00	16	3,043,655	7.6	6.90	67.8	525
7.01 - 7.50	31	5,506,103	13.7	7.30	71.6	531
7.51 - 8.00	48	8,195,249	20.4	7.90	73.5	530
8.01 - 8.50	37	5,272,028	13.1	8.30	76.9	525
8.51 - 9.00	61	8,513,646	21.2	8.80	74.0	526
9.01 - 9.50	29	4,165,159	10.4	9.30	73.3	520
9.51 - 10.00	20	2,976,942	7.4	9.80	72.4	525
10.01 - 10.50	5	388,355	1.0	10.20	79.3	508
10.51 - 11.00	6	961,141	2.4	10.80	70.4	517
11.01 - 11.50	3	181,474	0.5	11.10	52.8	522
11.51 - 12.00	1	292,328	0.7	11.90	65.0	535
12.51 - 13.00	2	136,433	0.3	12.70	65.0	518
13.51 - 13.75	1	22,025	0.1	13.80	56.3	531
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	2	367,411	0.9	7.10	80.0	0
451 - 475	3	363,888	0.9	9.70	82.9	465
476 - 500	2	200,687	0.5	8.20	76.8	499
501 - 525	100	15,150,896	37.6	8.60	71.9	517
526 - 540	156	24,160,151	60.0	8.30	73.3	533
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
22,025 - 50,000	8	368,988	0.9	9.00	61.5	528
50,001 - 100,000	79	6,083,072	15.1	8.90	73.4	525
100,001 - 150,000	71	8,800,362	21.9	8.30	74.6	525
150,001 - 200,000	40	6,913,317	17.2	8.30	72.1	526
200,001 - 250,000	30	6,574,612	16.3	8.20	74.2	529
250,001 - 300,000	16	4,396,664	10.9	8.30	67.0	526
300,001 - 350,000	9	2,911,367	7.2	8.60	75.9	528
350,001 - 400,000	4	1,532,571	3.8	7.30	70.6	532
400,001 - 450,000	3	1,228,481	3.1	8.30	76.7	514
450,001 - 599,173	3	1,433,599	3.6	8.90	72.1	527
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.130 - 50.000	10	934,870	2.3	8.30	38.1	527
50.001 - 55.000	13	2,366,825	5.9	8.30	52.8	522
55.001 - 60.000	16	2,411,181	6.0	8.00	58.2	522
60.001 - 65.000	25	3,658,986	9.1	9.10	63.6	525
65.001 - 70.000	26	5,521,528	13.7	8.20	69.1	531
70.001 - 75.000	50	8,157,139	20.3	8.40	74.4	527
75.001 - 80.000	66	9,445,648	23.5	8.30	79.1	526
80.001 - 85.000	44	6,187,783	15.4	8.40	84.7	525
85.001 - 90.000	13	1,559,074	3.9	9.20	89.7	523
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0	54	8,672,652	21.6	8.60	72.4	527
1	7	1,215,479	3.0	8.90	77.1	524
2	133	20,928,219	52.0	8.20	73.6	527
3	53	8,151,018	20.3	8.70	69.3	524
5	16	1,275,664	3.2	8.70	83.1	520
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	165	21,962,934	54.6	8.30	75.8	526
Reduced	19	2,625,922	6.5	8.30	73.8	528
Stated Income / Stated Assets	79	15,654,177	38.9	8.60	68.7	526
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	241	36,981,990	91.9	8.30	73.7	527
Investor	22	3,261,043	8.1	9.50	64.3	523
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	47	10,149,333	25.2	8.10	67.6	526
Florida	31	4,416,068	11.0	8.50	71.0	522
New York	13	2,950,270	7.3	8.80	73.3	531
Maryland	12	2,335,350	5.8	8.30	79.0	526
Illinois	13	1,999,121	5.0	8.60	74.2	523
New Jersey	10	1,951,444	4.8	7.70	66.0	530
Arizona	11	1,739,819	4.3	8.20	74.8	530
Ohio	11	1,326,323	3.3	8.00	79.5	519
Nevada	6	1,178,515	2.9	8.90	79.6	525
Virginia	9	1,113,741	2.8	8.70	77.8	531
Pennsylvania	8	1,063,346	2.6	8.00	71.2	521
Texas	9	841,031	2.1	8.90	71.6	528
Connecticut	5	792,252	2.0	7.80	76.9	528
Wisconsin	8	720,042	1.8	9.40	76.4	523
Massachusetts	4	711,396	1.8	9.10	62.9	525
Other	66	6,954,982	17.3	8.60	78.2	527
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	49	5,498,774	13.7	8.70	76.9	527
Refinance - Rate Term	14	2,050,043	5.1	8.00	77.9	518
Refinance - Cashout	200	32,694,215	81.2	8.40	71.9	527
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	220	35,534,925	88.3	8.30	72.5	526
Arm 3/27	5	738,967	1.8	8.70	71.2	529
Arm 5/25	1	133,270	0.3	8.00	85.0	535
Fixed Rate	37	3,835,871	9.5	8.90	76.4	524
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	228	34,294,038	85.2	8.30	72.9	526
2-4 Family	21	3,457,160	8.6	9.10	71.5	524
PUD	9	1,557,524	3.9	8.40	77.0	521
Condo	5	934,310	2.3	7.90	70.2	531
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
4.47 - 4.50	2	156,907	0.4	6.60	72.8	514
5.01 - 5.50	2	282,408	0.8	6.80	65.6	528
5.51 - 6.00	10	1,588,806	4.4	7.90	71.2	522
6.01 - 6.50	13	2,392,819	6.6	7.30	72.0	529
6.51 - 7.00	84	14,244,274	39.1	8.30	70.7	524
7.01 - 7.50	32	5,469,683	15.0	8.00	73.9	527
7.51 - 8.00	34	5,230,691	14.4	8.50	73.7	530
8.01 - 8.50	19	2,876,717	7.9	8.70	78.1	527
8.51 - 9.00	18	2,643,385	7.3	9.10	74.2	529
9.01 - 9.50	7	1,078,996	3.0	9.70	72.2	528
9.51 - 10.00	4	382,541	1.1	10.20	75.8	530
10.51 - 10.79	1	59,936	0.2	11.00	16.1	532
Total:	226	36,407,162	100.0	8.30	72.5	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	2	149,249	0.4	8.80	88.1	507
4 - 6	1	119,352	0.3	11.00	85.0	469
13 - 15	1	49,200	0.1	7.70	80.0	526
16 - 18	1	208,886	0.6	9.00	70.0	529
19 - 21	71	11,978,011	32.9	8.30	72.7	526
22 - 24	144	23,030,226	63.3	8.30	72.3	527
31 - 33	3	402,380	1.1	8.90	65.3	525
34 - 36	2	336,587	0.9	8.40	78.3	533
37 - 58	1	133,270	0.4	8.00	85.0	535
Total:	226	36,407,162	100.0	8.30	72.5	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
12.14 - 12.50	2	498,752	1.4	6.40	63.1	540
12.51 - 13.00	15	2,277,538	6.3	7.10	67.0	526
13.01 - 13.50	19	3,664,443	10.1	7.30	71.1	530
13.51 - 14.00	38	7,187,746	19.7	7.70	74.5	529
14.01 - 14.50	31	5,007,235	13.8	8.00	75.3	527
14.51 - 15.00	45	6,740,333	18.5	8.60	74.0	528
15.01 - 15.50	23	3,107,397	8.5	8.90	75.8	524
15.51 - 16.00	23	3,576,411	9.8	9.20	70.3	524
16.01 - 16.50	14	2,203,292	6.1	9.40	73.9	519
16.51 - 17.00	8	1,042,170	2.9	10.00	66.2	512
17.01 - 17.50	2	109,926	0.3	10.80	38.4	531
17.51 - 18.00	2	489,759	1.3	10.80	60.2	521
18.01 - 19.75	4	502,160	1.4	12.00	65.0	527
Total:	226	36,407,162	100.0	8.30	72.5	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
6.14 - 6.50	3	588,495	1.6	6.40	62.7	536
6.51 - 7.00	16	3,043,655	8.4	6.90	67.8	525
7.01 - 7.50	28	5,209,682	14.3	7.30	70.9	531
7.51 - 8.00	43	7,520,380	20.7	7.90	73.3	529
8.01 - 8.50	31	4,635,161	12.7	8.30	78.3	527
8.51 - 9.00	53	7,673,628	21.1	8.80	74.1	525
9.01 - 9.50	24	3,804,828	10.5	9.30	73.3	519
9.51 - 10.00	15	2,345,777	6.4	9.80	68.0	526
10.01 - 10.50	4	292,944	0.8	10.20	75.9	525
10.51 - 11.00	4	730,516	2.0	10.80	69.2	513
11.01 - 11.50	2	133,335	0.4	11.10	43.0	519
11.51 - 12.00	1	292,328	0.8	11.90	65.0	535
12.51 - 12.75	2	136,433	0.4	12.70	65.0	518
Total:	226	36,407,162	100.0	8.30	72.5	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	16	2,311,503	6.3	8.50	75.2	524
3.00	210	34,095,659	93.7	8.30	72.4	527
Total:	226	36,407,162	100.0	8.30	72.5	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	158	25,565,225	70.2	8.30	73.9	528
1.50	68	10,841,936	29.8	8.60	69.4	523
Total:	226	36,407,162	100.0	8.30	72.5	526

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	263	40,243,033	100.0	8.40	72.9	526
Total:	263	40,243,033	100.0	8.40	72.9	526

    *     Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-

4

DERIVED INFORMATION 5/17/2005

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 24.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,378
Total Outstanding Loan Balance	$1,138,494,069*	Min	Max
Average Loan Current Balance	$154,309	$6,247	$753,756
Weighted Average Original LTV	81.4%**
Weighted Average Coupon	7.11%	4.79%	13.75%
Arm Weighted Average Coupon	6.97%
Fixed Weighted Average Coupon	7.96%
Weighted Average Margin	6.21%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.9%
% Fixed	14.1%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,150,000,000.]

**

Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED 5/17/05

$12,650,000

Class B-2

Subordinate Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CDR Analysis

The tables below show the Collateral Loss to Maturity and the Weighted-Average Life (WAL) of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

•

100% of the Prospectus Prepayment Curve (PPC)

•

Forward LIBOR and Forward LIBOR plus 200 Basis Points

•

Delinquency Trigger Fails (no stepdown)

•

40 % and 55% Loss Severity

•

12-Month Lag from Default to Loss

Appendix

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor:

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED 5/18/05

$19,550,000

Class M-5

Mezzanine Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CDR Analysis

The tables below show the Collateral Loss to Maturity and the Weighted-Average Life (WAL) of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

•

100% of the Prospectus Prepayment Curve (PPC)

•

Spot LIBOR, Forward LIBOR and Forward LIBOR plus 200 Basis Points

•

Delinquency Trigger Fails (no stepdown)

•

40%, 50% and 65% Loss Severity

•

12-Month Lag from Default to Loss

Appendix

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor:

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-3

DERIVED 5/18/05

$18,400,000

Class M-6

Mezzanine Certificates Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CDR Analysis

The tables below show the Collateral Loss to Maturity and the Weighted-Average Life (WAL) of the referenced class at the Breakeven Constant Default Rate (CDR).  The Breakeven CDR is the highest CDR that can be sustained without a writedown to the referenced class assuming:

•

100% of the Prospectus Prepayment Curve (PPC)

•

Spot LIBOR, Forward LIBOR and Forward LIBOR plus 200 Basis Points

•

Delinquency Trigger Fails (no stepdown)

•

40%, 50% and 60% Loss Severity

•

12-Month Lag from Default to Loss

Appendix

100% Prospectus Prepayment Curve (PPC)

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4.60% CPR in month 1, increasing by approximately 1.6727% CPR per month to 23% CPR in month 12, and remaining at 23% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 8% CPR in month 1, increasing by 2% in each of the following 11 months.  In months 12 through 22, 100% PPC for the adjustable rate Mortgage Loans assumes 30% CPR.  In months 23 through 27, 100% PPC for the adjustable rate Mortgage Loans assumes 55% CPR.  In month 28 and thereafter, 100% PPC for the adjustable rate Mortgage Loans is assumed to remain constant at 35%.

Forward Libor:

HEAT 2005-4
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class B-1

40% Severity
Yield	4.1%	6.0%	7.7%
Discount Margin	139	134	133
Wtd Ave Life	10.8	10.9	4.2
Total Coll Losses to Maturity	9.4%	9.0%	5.3%
DM-Break CDR	10.4%	9.9%	5.3%
Loss on B-1	380,035	553,032	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.4	10.6	7.2
Total Coll Losses to Maturity	9.3%	9.0%	6.6%
B/E CDR	10.3%	9.8%	6.8%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	4.2%	6.2%	7.7%
Discount Margin	154	153	133
Wtd Ave Life	11.0	11.3	4.2
Total Coll Losses to Maturity	9.6%	9.2%	5.3%
DM-Break CDR	8.2%	7.8%	4.2%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.0	11.3	6.9
Total Coll Losses to Maturity	9.6%	9.2%	6.7%
B/E CDR	8.2%	7.8%	5.4%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.2%	6.1%	7.7%
Discount Margin	154	136	133
Wtd Ave Life	11.3	11.7	4.3
Total Coll Losses to Maturity	9.8%	9.4%	5.4%
DM-Break CDR	6.8%	6.5%	3.5%
Loss on B-1	-	566,069	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.3	11.2	7.1
Total Coll Losses to Maturity	9.8%	9.3%	6.8%
B/E CDR	6.8%	6.4%	4.5%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
100% PPC
Priced at Par

Table 1 - Class B-1

40% Severity
Yield	4.1%	6.0%	7.7%
Discount Margin	140	142	133
Wtd Ave Life	11.2	7.3	4.2
Total Coll Losses to Maturity	8.0%	7.5%	4.3%
DM-Break CDR	8.6%	8.0%	4.3%
Loss on B-1	381,491	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	10.8	7.3	7.0
Total Coll Losses to Maturity	7.9%	7.5%	5.4%
B/E CDR	8.5%	8.0%	5.5%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% Severity
Yield	4.2%	6.1%	7.7%
Discount Margin	154	139	133
Wtd Ave Life	11.1	11.7	4.2
Total Coll Losses to Maturity	8.4%	8.0%	4.6%
DM-Break CDR	7.0%	6.6%	3.6%
Loss on B-1	-	474,879	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.1	11.1	6.5
Total Coll Losses to Maturity	8.4%	7.9%	5.7%
B/E CDR	7.0%	6.5%	4.5%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

60% Severity
Yield	4.2%	6.2%	7.7%
Discount Margin	149	146	133
Wtd Ave Life	11.8	11.9	4.3
Total Coll Losses to Maturity	8.8%	8.3%	4.8%
DM-Break CDR	6.0%	5.6%	3.1%
Loss on B-1	171,510	268,923	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.1	11.2	7.7
Total Coll Losses to Maturity	8.6%	8.1%	5.9%
B/E CDR	5.9%	5.5%	3.9%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	3.7%	5.8%	7.7%
Discount Margin	130	139	147
Wtd Ave Life	5.0	5.0	3.0
Total Coll Losses to Maturity	4.6%	4.6%	1.2%
DM-Break CDR	8.0%	7.9%	2.1%
Loss on B-1	299,249	235,162	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.9	4.8	4.3
Total Coll Losses to Maturity	4.6%	4.5%	3.0%
B/E CDR	7.9%	7.8%	5.2%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.2%	6.2%	7.7%
Discount Margin	154	153	133
Wtd Ave Life	11.0	11.3	4.2
Total Coll Losses to Maturity	9.6%	9.2%	5.3%
DM-Break CDR	8.2%	7.8%	4.2%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.0	11.3	6.9
Total Coll Losses to Maturity	9.6%	9.2%	6.7%
B/E CDR	8.2%	7.8%	5.4%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.3%	6.4%	8.3%
Discount Margin	141	148	138
Wtd Ave Life	18.2	18.4	18.5
Total Coll Losses to Maturity	17.0%	16.1%	13.3%
DM-Break CDR	8.9%	8.2%	6.3%
Loss on B-1	532,198	-	634,854
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	17.3	18.4	17.9
Total Coll Losses to Maturity	16.9%	16.1%	13.1%
B/E CDR	8.8%	8.2%	6.2%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

HEAT 2005-4
CLASS B-1
Triggers Functional
To Maturity	130
12 Mos Lag
50% Severity
Priced at Par

Table 1 - Class B-1

200% PPC
Yield	4.0%	5.9%	7.7%
Discount Margin	161	149	149
Wtd Ave Life	4.9	4.9	3.1
Total Coll Losses to Maturity	4.0%	4.0%	1.1%
DM-Break CDR	6.9%	6.8%	1.8%
Loss on B-1	-	127,728	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	4.9	4.7	4.2
Total Coll Losses to Maturity	4.0%	3.9%	2.6%
B/E CDR	6.9%	6.7%	4.5%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

100% PPC
Yield	4.2%	6.1%	7.7%
Discount Margin	154	139	133
Wtd Ave Life	11.1	11.7	4.2
Total Coll Losses to Maturity	8.4%	8.0%	4.6%
DM-Break CDR	7.0%	6.6%	3.6%
Loss on B-1	-	474,879	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	11.1	11.1	6.5
Total Coll Losses to Maturity	8.4%	7.9%	5.7%
B/E CDR	7.0%	6.5%	4.5%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

50% PPC
Yield	4.4%	6.3%	8.3%
Discount Margin	150	140	138
Wtd Ave Life	18.3	19.6	20.3
Total Coll Losses to Maturity	15.2%	14.2%	11.4%
DM-Break CDR	7.6%	6.9%	5.2%
Loss on B-1	-	599,559	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

Wtd Ave Life	18.3	18.5	20.3
Total Coll Losses to Maturity	15.2%	14.1%	11.4%
B/E CDR	7.6%	6.8%	5.2%
Loss on B-1	-	-	-
Libor	Fwd - 200 bps	Forward	Fwd + 200 bps

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-4

DERIVED INFORMATION  [5/17/2005]

$763,275,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,148,275,100

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/05 cutoff date.  Approximately 24.7% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,378
Total Outstanding Loan Balance	$1,138,494,069*	Min	Max
Average Loan Current Balance	$154,309	$6,247	$753,756
Weighted Average Original LTV	81.4%**
Weighted Average Coupon	7.11%	4.79%	13.75%
Arm Weighted Average Coupon	6.97%
Fixed Weighted Average Coupon	7.96%
Weighted Average Margin	6.21%	2.88%	10.79%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	97.0%
% Second Liens	3.0%
% Arms	85.9%
% Fixed	14.1%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,150,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		total	%
	#	Scheduled	Scheduled
Scheduled Balance	Loans	Balance	Balance
<= 25,000	399	6,721,404	0.6
25,001 - 50,000	526	19,186,280	1.7
50,001 - 75,000	741	47,125,123	4.1
75,001 - 100,000	863	75,749,217	6.7
100,001 - 150,000	1,865	230,528,754	20.2
150,001 - 200,000	1,156	200,059,373	17.6
200,001 - 250,000	675	150,721,665	13.2
250,001 - 300,000	420	114,760,028	10.1
300,001 - 350,000	262	84,886,574	7.5
350,001 - 400,000	199	74,819,754	6.6
400,001 - 450,000	111	47,199,172	4.1
450,001 - 500,000	79	37,845,156	3.3
500,001 - 550,000	35	18,448,166	1.6
550,001 - 600,000	17	9,716,391	0.9
600,001 - 650,000	9	5,647,988	0.5
650,001 - 700,000	5	3,343,370	0.3
700,001 - 750,000	14	10,229,898	0.9
750,001 - 800,000	2	1,505,756	0.1
Total:	7,378	1,138,494,069	100.0

		total	%
	#	Scheduled	Scheduled
DTI (%)	Loans	Balance	Balance
<= 10	31	5,024,274	0.4
10 - 20	147	17,316,873	1.5
21 - 30	737	96,620,391	8.5
31 - 40	1,932	277,638,694	24.4
41 - 50	4,165	665,812,587	58.5
51 - 60	361	74,905,665	6.6
61 - 70	2	315,018	0.0
71 >=	3	860,567	0.1
Total:	7,378	1,138,494,069	100.0

	#				%	%	%
Scheduled Balance Buckets	Loans	WAC	WA FICO	WA OLTV	OwnerOcc	CashOut	FullDoc
<= 600,000	7,348	7.11	631	81.5	95.3	44.5	60.9
600,001 - 650,000	9	6.87	647	81.3	100.0	33.4	44.7
650,001 - 700,000	5	6.64	654	76.8	100.0	39.9	60.1
700,001 - 750,000	14	7.13	634	79.5	92.7	79.1	35.4
750,001 - 800,000	2	6.77	613	69.8	100.0	100.0	49.9
Total:	7,378	7.11	631	81.4	95.3	44.8	60.5

Product	WA IO Term	# Loans	Total Scheduled Balance	Avg Scheduled Balance	% Of Total IO	WAC %	WA OLTV* %	WA FICO	% FullDoc	% Purchase	% OwenerOcc	WA DTI %	WA IO Term

2/28 ARM 24 Month IO	24	424	100,898,716	237,969	35.8	7.0	81.9	647	62.7	76.5	98.6	42.5	24.0
2/28 ARM 60 Month IO	60	664	152,785,481	230,099,	54.2	6.5	80.8	662	60.2	58.9	96.1	42.5	60.0
3/27 ARM 36 Month IO	36	41	11,050,305	269,520	3.9	6.4	81.3	644	93.3	53.9	93.7	40.8	36.0
3/27 ARM 60 Month IO	60	58	10,747,961	185,310	3.8	6.3	79.2	667	76.7	61.4	96.7	42.8	60.0
5/25 ARM 60 Month IO	60	7	1,538,347	219,764	0.5	6.9	82.2	668	65.3	31.8	100.0	45.1	60.0
30 Year Fixed	1	1.408	139,844,846	99,322	49.6	7.7	84.0	633	68.6	31.0	95.9	40.8	1.0
15 Year Fixed	0	128	6,412,372	55,097	2.3	8.2	76.8	633	75.2	23.3	94.3	36.9	0.0
Other	0	4,648	715,216,041	153,876	253.8	7.2	81.1	621	57.9	44.7	94.6	41.4	0.0
Total:	11	7,378	1,138,494,069	154,309	404.1	7.1	81.4	631	60.5	47.9	95.3	41.6	11.0

Product and Initial Periodic Cap	1-1.5%	1.5-2%	2-2.5%	2.5-3%	3-3.5%	3.5-4%	4-4.5%	4.5-5%	5-5.5%
2/28 ARM 24 Month IO	0.4	0.0	0.0	99.6	0.0	0.0	0.0	0.0	0.0
2/28 ARM 60 Month IO	14.0	0.0	0.0	85.8	0.0	0.0	0.0	0.0	0.0
2/28 ARM 120 Month IO	0.0	0.0	0.0	100.0	0.0	0.0	0.0	0.0	0.0
3/27 ARM 36 Month IO	41.9	0.0	0.0	58.1	0.0	0.0	0.0	0.0	0.0
3/27 ARM 60 Month IO	0.0	0.0	0.0	99.0	0.0	0.0	0.0	0.0	0.0
5/25 ARM 60 Month IO	23.7	0.0	0.0	35.5	0.0	0.0	0.0	40.9	0.0
30 Year Fixed	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
15 Year Fixed	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other	9.0	0.0	0.0	88.6	0.0	0.0	0.0	0.1	0.0
Total:	8.0	0.0	0.0	77.5	0.0	0.0	0.0	0.1	0.0